================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2004

IMH ASSETS CORP. (as depositor under a Series 2004-9 Indenture, dated as of October 28, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2004-9)

                                IMH Assets Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                CALIFORNIA             333-117817-5             33-0705301
                ----------             ------------            -----------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
            of Incorporation)          File Number)        Identification No.)


1401 Dove Street                                              92660
Newport Beach, California                                    ---------
-------------------------                                    (Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.        Acquisition or Disposition of Assets.

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 9.01.        Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     3.1                     Amended and Restated Trust
                                             Agreement, dated as of October 28,
                                             2004, among IMH Assets Corp., as
                                             Depositor, Wilmington Trust
                                             Company, as Owner Trustee and Wells
                                             Fargo Bank, N.A. as Certificate
                                             Registrar and Certificate Paying
                                             Agent, Trust Certificates, Series
                                             2004-9.

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     3.1                     Grantor Trust Agreement, dated as
                                             of October 28, 2004, between IMH
                                             Assets Corp., as Depositor and
                                             Wells Fargo Bank, N.A., as Grantor
                                             Trustee, Grantor Trust
                                             Certificates, Series 2004-9.

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     4.1                     Indenture, dated as of October 28,
                                             2004, between Impac CMB Trust
                                             Series 2004-9 as Issuer and Wells
                                             Fargo Bank, N.A., as Indenture
                                             Trustee, Collateralized
                                             Asset-Backed Bonds, Series 2004-9.
                                             (In accordance with Rule 202 of
                                             Regulation S-T, Exhibit B, the
                                             Mortgage Loan Schedule, is being
                                             filed in paper pursuant to a
                                             continuing hardship exemption.)

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     99.1                    Servicing Agreement, dated as of
                                             October 28, 2004, among Impac
                                             Funding Corporation, as Master
                                             Servicer, Impac CMB Trust Series
                                             2004-9, as Issuer and Wells Fargo
                                             Bank, N.A., as Indenture Trustee,
                                             Collateralized Asset-Backed Bonds,
                                             Series 2004-9. (In accordance with
                                             Rule 202 of Regulation S-T, Exhibit
                                             A, the Mortgage Loan Schedule, is
                                             being filed in paper pursuant to a
                                             continuing hardship exemption.)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      IMH ASSETS CORP.

                                      By: /s/ Richard J. Johnson
                                         --------------------------------------
                                      Name:   Richard J. Johnson
                                      Title:  Chief Financial Officer

Dated: October 28, 2004

                                  EXHIBIT INDEX


                               Sequentially
Exhibit                        Numbered
Number                         Description
------                         -----------

3.1 Amended and Restated Trust Agreement, dated as of October 28, 2004, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, N.A. as Certificate Registrar and Certificate Paying Agent, Trust Certificates, Series 2004-9.

3.1 Grantor Trust Agreement, dated as of October 28, 2004, between IMH Assets Corp., as Depositor and Wells Fargo Bank, N.A. as Grantor Trustee, Grantor Trust Certificates, Series 2004-9.

4.1 Indenture, dated as of October 28, 2004, between Impac CMB Trust Series 2004-9 as Issuer and Wells Fargo Bank, N.A. as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2004-9. (In accordance with Rule 202 of Regulation S-T, Exhibit B, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)
99.1 Servicing Agreement, dated as of October 28, 2004, among Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2004-9, as Issuer and Wells Fargo Bank, N.A. as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2004-9. (In accordance with Rule 202 of Regulation S-T, Exhibit A, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)